UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2011

Access Plans, Inc.

(Exact name of registrant as specified in its charter)

OKLAHOMA	000-30099	27-1846323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK 73072

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (405) 579-8525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On December 20, 2011, Access Plans, Inc. issued a news release regarding its financial results for the three months and fiscal year ended September 30, 2011. A copy of the news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the news release is deemed furnished not filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Access Plans, Inc. News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS, INC. (Registrant)

Date: December 21, 2011	By:	/s/ Bradley W. Denison
	Name:	Bradley W. Denison
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT 99.1

Access Plans, Inc. News Release Dated 12-20-2011